UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: April 30, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	April 30, 2018

LEGG MASON

EMERGING MARKETS LOW VOLATILITY HIGH DIVIDEND ETF

LVHE

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to track the investment results of an index composed of publicly traded equity securities of emerging markets outside of the United States with relatively high yield and low price and earnings volatility while mitigating exposure to fluctuations between the values of the U.S. dollar and currencies in which the Fund’s securities are denominated.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Emerging Markets Low Volatility High Dividend ETF for the six-month reporting period ended April 30, 2018. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

May 31, 2018

II	Legg Mason Emerging Markets Low Volatility High Dividend ETF

Investment commentary

Economic review

Economic activity in the U.S. was somewhat mixed during the six months ended April 30, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2017 U.S. gross domestic product (“GDP”)i growth was 3.2% and 2.9%, respectively. Finally, the U.S. Department of Commerce’s second reading for first quarter 2018 GDP growth — released after the reporting period ended — was 2.2%. The deceleration in GDP growth in the first quarter reflected decelerations in personal consumption expenditures (“PCE”), exports, state and local government spending, and federal government spending and a downturn in residential fixed investment. These movements were partly offset by an upturn in private inventory investment and a larger increase in nonresidential fixed investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on April 30, 2018, the unemployment rate was 3.9%, as reported by the U.S. Department of Labor. This was the lowest unemployment rate since December 2000. The percentage of longer-term unemployed declined during the reporting period. In April 2018, 20.0% of Americans looking for a job had been out of work for more than six months, versus 23.8% when the period began.

Turning to the global economy, in its April 2018 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “World growth strengthened in 2017 to 3.8 percent, with a notable rebound in global trade. It was driven by an investment recovery in advanced economies, continued strong growth in emerging Asia, a notable upswing in emerging Europe, and signs of recovery in several commodity exporters. Global growth is expected to tick up to 3.9 percent this year and next, supported by strong momentum, favorable market sentiment, accommodative financial conditions, and the domestic and international repercussions of expansionary fiscal policy in the United States.” From a regional perspective, the IMF projects 2018 growth in the Eurozone will be 2.4%, versus 2.3% in 2017. Japan’s economy is expected to expand 1.2% in 2018, compared to 1.7% in 2017. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.9% in 2018, versus 4.8% in 2017.

Legg Mason Emerging Markets Low Volatility High Dividend ETF	III

Investment commentary (cont’d)

Market review

Q. What actions did international central banks take during the reporting period?

A. Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. Looking back, in December 2016, the European Central Bank (“ECB”)iii extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB purchased €60 billion-per-month of bonds. Finally, in October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. However, the ECB did not change its key interest rates. In other developed countries, on November 2, 2017, the Bank of Englandiv raised rates from 0.25% to 0.50% — the first increase since July 2007. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanv announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinavi kept rates steady at 4.35% during the reporting period.

Q. How did emerging market equities perform during the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned -2.87% during the six months ended April 30, 2018. The asset class produced choppy results during the reporting period. At times it was supported by solid investor demand, less concern over a significant shift in U.S. trade policy and a weakening U.S. dollar. However, at other times it was dragged down by rising U.S. interest rates, periods of investor risk aversion and geopolitical issues. In addition, the U.S. dollar rallied in April 2018, negatively impacting the performance of the asset class.

Performance review

For the six months ended April 30, 2018, Legg Mason Emerging Markets Low Volatility High Dividend ETF generated a 4.78% return on a net asset value (“NAV”)viii basis.

The performance table shows the Fund’s total return for the six months ended April 30, 2018 based on its NAV. The Fund seeks to track the investment results of an index composed of publicly traded equity securities in emerging markets outside of the United States with relatively high yield and low price and earnings volatility, the QS Emerging Markets Low Volatility High Dividend Hedged Index (NTR)ix, which returned 5.37% for the same period. The Fund’s broad-based market index, the MSCI Emerging Markets IMI Local Index (Net)x returned 3.72% over the same time frame. The Lipper Emerging Markets Funds Category Average1 returned 3.87% for the period. Please note that Lipper performance returns are based on each fund’s NAV.

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the five-month period ended April 30, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 860 funds in the Fund’s Lipper category.

IV	Legg Mason Emerging Markets Low Volatility High Dividend ETF

Performance Snapshot as of April 30, 2018 (unaudited)
6 months
Legg Mason Emerging Markets Low Volatility High Dividend ETF:
$28.49 (NAV)	4.78%*†
QS Emerging Markets Low Volatility High Dividend Hedged Index (NTR)	5.37%
MSCI Emerging Markets IMI Local Index (Net)	3.72%
Lipper Emerging Markets Funds Category Average	3.87%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.leggmason.com/etf.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market pricexi (not NAV) in the secondary market throughout the trading day. These shares are not individually available for purchase or redemption directly from the ETF.

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV (i.e., premium or discount) for various time periods is available by visiting the Fund’s website at www.leggmason.com/etf.

As of the Fund’s current prospectus dated March 1, 2018, the gross total annual fund operating expense ratio for the Fund was 0.51%.

* Total returns are based on changes in NAV. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

Looking for additional information?

The Fund’s daily NAV is available on-line at www.leggmason.com/etf. The Fund is traded under the symbol “LVHE” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

May 31, 2018

RISKS: Equity securities are subject to market and price fluctuations. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may focus its investments in certain industries, increasing their vulnerability to market volatility. There is no guarantee that a Fund will achieve a high degree of correlation to the index it seeks to track. The Fund does not seek to outperform the index it tracks, and does not seek temporary defensive positions when markets decline or appear overvalued. Derivatives, such as options and futures, can

Legg Mason Emerging Markets Low Volatility High Dividend ETF	V

Investment commentary (cont’d)

be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In rising markets, the value of large-cap stocks may not rise as much as that of smaller-cap stocks. Small- and-mid-cap stocks involve greater risks and volatility than large cap stocks. Currency investing contains heightened risk that includes market, political, regulatory and national conditions, and may not be suitable for all investors. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. An index is a statistical composite that tracks a specified financial market, or sector or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

VI	Legg Mason Emerging Markets Low Volatility High Dividend ETF

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

iv	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

[v]

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

vi	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii	Net Asset Value (NAV) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

ix

The QS Emerging Markets Low Volatility High Dividend Hedged Index (the “Underlying Index”) is composed of equity securities in emerging markets outside of the United States across a range of market capitalizations that are included in the MSCI Emerging Markets IMI Index. The Underlying Index is based on a proprietary methodology created and sponsored by QS Investors, LLC (“QS Investors”), the Fund’s subadviser. QS Investors is affiliated with both Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, and the Fund. Only stocks that have paid or are anticipated to pay a dividend are included in the Underlying Index. The methodology calculates a composite “stable yield” score, with the yield of stocks with relatively higher price and/or earnings volatility adjusted downward and the yield of stocks with relatively lower price and/or earnings volatility adjusted upward. In addition, the “stable yield” score of stocks from countries with relatively high interest rates compared to the U.S. is adjusted downward and the score of stocks with relatively low interest rates is adjusted upward, so as to reflect the implicit cost of currency hedging. The Underlying Index weights are then calculated to maximize its stable yield score subject to concentration limits, liquidity requirements and turnover restraints. The components of the Underlying Index, and the degree to which these components represent certain sectors and geographies, may change over time. The Underlying Index’s components are reconstituted annually and rebalanced quarterly.

[x]

MSCI Emerging Markets IMI Local Index (Net) captures large-, mid-and small-cap representation across 23 emerging markets countries. With 2,655 constituents, the index covers approximately 99% of the free float-adjusted market capitalization in each country. The local version of the Index calculates performance utilizing local currencies taking out the effect of converting to the U.S. dollar.

xi	Market Price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The Market Price may differ from the Fund’s NAV.

Legg Mason Emerging Markets Low Volatility High Dividend ETF	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2018 and October 31, 2017 and does not include derivatives such as forward foreign currency contracts. The composition of the Fund’s investments is subject to change at any time.

Legg Mason Emerging Markets Low Volatility High Dividend ETF 2018 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on November 1, 2017 and held for the six months ended April 30, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
4.78%	$1,000.00	$1,047.80	0.50%	$2.54	5.00%	$1,000.00	$1,022.32	0.50%	$2.51

[1]	For the six months ended April 30, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

2	Legg Mason Emerging Markets Low Volatility High Dividend ETF 2018 Semi-Annual Report

Schedule of investments (unaudited)

April 30, 2018

Legg Mason Emerging Markets Low Volatility High Dividend ETF

Security	Shares	Value
Common Stocks — 96.7%
Consumer Discretionary — 6.2%
Automobiles — 4.6%
China Motor Corp.	6,000	$5,668
Hero MotoCorp Ltd.	896	50,103
Hyundai Motor Co.	1,042	156,097
Indus Motor Co., Ltd.	340	5,281
Kia Motors Corp.	3,160	97,932
Total Automobiles		315,081
Distributors — 0.1%
Xinhua Winshare Publishing and Media Co., Ltd., Class H Shares	6,000	4,702
Hotels, Restaurants & Leisure — 0.6%
Berjaya Sports Toto Berhad	6,400	3,426
Kangwon Land Inc.	1,452	39,289
Total Hotels, Restaurants & Leisure		42,715
Internet & Direct Marketing Retail — 0.1%
GS Home Shopping Inc.	44	7,164
Media — 0.2%
Astro Malaysia Holdings Berhad	14,300	6,961
Major Cineplex Group PCL	7,200	6,673	(a)
Total Media		13,634
Multiline Retail — 0.1%
Far Eastern Department Stores Ltd.	12,000	7,909
Specialty Retail — 0.1%
Bermaz Auto Berhad	11,400	6,450
Textiles, Apparel & Luxury Goods — 0.4%
Aksa Akrilik Kimya Sanayii AS	1,130	3,700
China Dongxiang Group Co., Ltd.	25,000	4,587
Lao Feng Xiang Co., Ltd., Class B Shares	2,200	7,946
Xtep International Holdings Ltd.	13,000	7,586
Total Textiles, Apparel & Luxury Goods		23,819
Total Consumer Discretionary		421,474
Consumer Staples — 7.8%
Beverages — 2.5%
Ambev SA	24,538	163,414
Carlsberg Brewery Malaysia Berhad	1,000	5,041
Total Beverages		168,455
Food & Staples Retailing — 2.4%
Wal-Mart de Mexico SAB de CV	59,510	165,464

See Notes to Financial Statements.

Legg Mason Emerging Markets Low Volatility High Dividend ETF 2018 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

April 30, 2018

Legg Mason Emerging Markets Low Volatility High Dividend ETF

Security	Shares	Value
Food Products — 0.9%
Charoen Pokphand Foods PCL	47,100	$36,414	(a)
Kuala Lumpur Kepong Berhad	4,400	28,575
Total Food Products		64,989
Personal Products — 0.1%
Hengan International Group Co., Ltd.	500	4,460
Tobacco — 1.9%
KT&G Corp.	1,420	130,028
Philip Morris CR AS	4	3,065
Total Tobacco		133,093
Total Consumer Staples		536,461
Energy — 7.3%
Oil, Gas & Consumable Fuels — 7.3%
Bangchak Corp. PCL	13,100	15,047	(a)
Formosa Petrochemical Corp.	13,000	53,386
Gazprom PJSC	66,366	153,994	*
IRPC PCL	186,700	41,706	(a)
Motor Oil (Hellas) Corinth Refineries SA	548	13,090
PTT PCL	102,000	182,604
Qatar Gas Transport Co., Ltd.	1,361	5,491
Thai Oil PCL	10,800	32,253	(a)
Tupras-Turkiye Petrol Rafinerileri AS	108	2,752
Total Energy		500,323
Financials — 22.7%
Banks — 22.4%
Abu Dhabi Commercial Bank PJSC	22,553	43,164
Agricultural Bank of China Ltd., Class H Shares	294,000	167,066
Banco de Chile	260,692	43,068
Banco Santander Chile	773,729	64,587
Bangkok Bank PCL, Registered Shares	9,600	61,445
Bank of China Ltd., Class H Shares	291,000	159,429
China CITIC Bank Corp., Class H Shares	93,000	67,066
China Construction Bank Corp., Class H Shares	154,000	163,248
Doha Bank	1,441	10,721
Dubai Islamic Bank	21,498	32,190
First Abu Dhabi Bank PJSC	38,355	129,481
First Financial Holding Co., Ltd.	26,000	17,927
Hong Leong Bank Berhad	3,200	15,496
Industrial Bank of Korea	3,254	51,336

See Notes to Financial Statements.

4	Legg Mason Emerging Markets Low Volatility High Dividend ETF 2018 Semi-Annual Report

Legg Mason Emerging Markets Low Volatility High Dividend ETF

Security	Shares	Value
Banks — continued
Krung Thai Bank PCL	45,900	$26,470	(a)
Malayan Banking Berhad	60,800	167,051
Masraf Al Rayan	3,095	30,244
Mega Financial Holding Co., Ltd.	91,000	80,738
Public Bank Berhad	27,900	169,242
Taichung Commercial Bank	18,000	6,236
Thanachart Capital PCL	6,200	10,559	(a)
Tisco Financial Group PCL	5,600	15,748	(a)
Total Banks		1,532,512
Capital Markets — 0.1%
China Bills Finance Corp.	8,000	3,907
Daishin Securities Co., Ltd.	522	6,720
Total Capital Markets		10,627
Diversified Financial Services — 0.1%
Al Waha Capital PJSC	8,714	4,270
Mortgage Real Estate Investment (REITs) — 0.1%
Concentradora Hipotecaria SAPI de CV	4,900	4,648
Total Financials		1,552,057
Industrials — 4.0%
Airlines — 0.1%
Air Arabia PJSC	16,379	5,440
Building Products — 0.4%
KCC Corp.	73	26,724
Commercial Services & Supplies — 0.1%
Cleanaway Co., Ltd.	1,000	6,439
Construction & Engineering — 0.9%
CTCI Corp.	6,000	10,130
Gamuda Berhad	19,800	25,939
IJM Corp. Berhad	29,300	22,254
United Integrated Services Co., Ltd.	2,000	4,333
Total Construction & Engineering		62,656
Industrial Conglomerates — 1.1%
Hap Seng Consolidated Berhad	5,300	13,238
Industries Qatar QSC	920	28,300
Reunert Ltd.	1,529	9,568
Sime Darby Berhad	39,000	26,540
Total Industrial Conglomerates		77,646

See Notes to Financial Statements.

Legg Mason Emerging Markets Low Volatility High Dividend ETF 2018 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

April 30, 2018

Legg Mason Emerging Markets Low Volatility High Dividend ETF

Security	Shares	Value
Machinery — 0.1%
Syncmold Enterprise Corp.	2,000	$4,394
Marine — 0.3%
MISC Berhad	10,300	18,797
Transportation Infrastructure — 1.0%
Anhui Expressway Co., Ltd., Class H Shares	4,000	2,971
Jiangsu Expressway Co., Ltd., Class H Shares	12,000	16,512
Shenzhen International Holdings Ltd.	10,000	21,991
Westports Holdings Berhad	8,400	7,151
Yuexiu Transport Infrastructure Ltd.	8,000	6,055
Zhejiang Expressway Co., Ltd., Class H Shares	18,000	18,553
Total Transportation Infrastructure		73,233
Total Industrials		275,329
Information Technology — 7.4%
Electronic Equipment, Instruments & Components — 1.5%
Delta Electronics (Thailand) PCL	8,600	18,325
Hana Microelectronics PCL	6,000	6,606
Simplo Technology Co., Ltd.	2,800	15,757
Synnex Technology International Corp.	16,000	23,119
TXC Corp.	4,000	4,820
WPG Holdings Ltd.	18,000	24,366
WT Microelectronics Co., Ltd.	6,000	9,004
Total Electronic Equipment, Instruments & Components		101,997
IT Services — 2.6%
Infosys Ltd.	9,527	171,290
Systex Corp.	2,000	4,340
Total IT Services		175,630
Semiconductors & Semiconductor Equipment — 0.4%
Everlight Electronics Co., Ltd.	4,000	5,631
Novatek Microelectronics Corp.	1,000	4,225
Radiant Opto-Electronics Corp.	9,000	18,738
Sitronix Technology Corp.	1,000	2,880
Total Semiconductors & Semiconductor Equipment		31,474
Technology Hardware, Storage & Peripherals — 2.9%
Asustek Computer Inc.	7,000	65,773
Chicony Electronics Co., Ltd.	5,000	12,370
Compal Electronics Inc.	44,000	28,851
Inventec Co., Ltd.	29,000	22,103
Mitac Holdings Corp.	7,000	7,607

See Notes to Financial Statements.

6	Legg Mason Emerging Markets Low Volatility High Dividend ETF 2018 Semi-Annual Report

Legg Mason Emerging Markets Low Volatility High Dividend ETF

Security	Shares	Value
Technology Hardware, Storage & Peripherals — continued
Quanta Computer Inc.	29,000	$53,028
Transcend Information Inc.	3,000	8,487
Total Technology Hardware, Storage & Peripherals		198,219
Total Information Technology		507,320
Materials — 15.5%
Chemicals — 9.5%
Engro Fertilizers Ltd.	16,000	9,996
Fauji Fertilizer Co., Ltd.	14,000	12,071
Formosa Chemicals & Fibre Corp.	37,000	136,937
Formosa Plastics Corp.	39,000	137,749
LCY Chemical Corp.	7,000	10,434
Nan Ya Plastics Corp.	47,000	129,627
Petronas Chemicals Group Berhad	31,000	66,764
PhosAgro PJSC, Registered Shares, GDR	3,511	50,629
PTT Global Chemical PCL	25,800	80,114	(a)
Soda Sanayii AS	8,978	10,675
Taiwan Styrene Monomer Corp.	10,000	7,267
Total Chemicals		652,263
Construction Materials — 2.3%
Siam Cement PCL, Registered Shares	6,875	101,949
Taiwan Cement Corp.	42,000	57,989
Total Construction Materials		159,938
Containers & Packaging — 0.1%
Greatview Aseptic Packaging Co., Ltd.	6,000	3,983
Metals & Mining — 3.5%
Feng Hsin Steel Co., Ltd.	4,000	8,085
MMC Norilsk Nickel PJSC	842	145,516
Novolipetsk Steel PJSC	14,660	37,585	*
Severstal PAO	2,610	42,081	*
Tung Ho Steel Enterprise Corp.	8,000	6,665
Total Metals & Mining		239,932
Paper & Forest Products — 0.1%
Hansol Paper Co., Ltd.	253	4,074
Total Materials		1,060,190
Real Estate — 2.3%
Equity Real Estate Investment Trusts (REITs) — 1.4%
Fibra Uno Administracion SA de CV	37,344	61,840
Pavilion Real Estate Investment Trust	15,900	6,079

See Notes to Financial Statements.

Legg Mason Emerging Markets Low Volatility High Dividend ETF 2018 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

April 30, 2018

Legg Mason Emerging Markets Low Volatility High Dividend ETF

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) — continued
Prologis Property Mexico SA de CV	5,828	$10,829
Yuexiu Real Estate Investment Trust	22,000	14,716
Total Equity Real Estate Investment Trusts (REITs)		93,464
Real Estate Management & Development — 0.9%
Aldar Properties PJSC	33,520	19,164
DAMAC Properties Dubai Co. PJSC	7,288	5,496
Huaku Development Co., Ltd.	3,000	6,956
LSR Group PJSC, GDR, Registered Shares	4,751	12,662
Quality Houses PCL	78,600	7,621	(a)
Sansiri PCL	120,700	6,425	(a)
United Development Co.	1,342	5,381
Total Real Estate Management & Development		63,705
Total Real Estate		157,169
Telecommunication Services — 14.0%
Diversified Telecommunication Services — 5.2%
China Telecom Corp., Ltd., Class H Shares	200,000	97,851
Emirates Telecommunications Group Co. PJSC	35,766	166,992
KT Corp., ADR	3,301	44,333
Magyar Telekom RT	4,304	7,455
Telekom Malaysia Berhad	26,400	35,662
Total Diversified Telecommunication Services		352,293
Wireless Telecommunication Services — 8.8%
Advanced Info Service PCL, Registered Shares	11,000	72,497	(a)
China Mobile Ltd.	17,500	167,672
DiGi.Com Berhad	30,400	35,874
Globe Telecom Inc.	300	8,928
Maxis Berhad	21,100	31,353
Mobile TeleSystems PJSC, ADR	11,910	125,055
SK Telecom Co., Ltd.	339	72,526
Vodacom Group Ltd.	7,209	90,203
Total Wireless Telecommunication Services		604,108
Total Telecommunication Services		956,401
Utilities — 9.5%
Electric Utilities — 5.3%
Enel Chile SA	209,839	26,004
Korea Electric Power Corp.	4,170	146,216
Tenaga Nasional Berhad	42,100	169,967
Transmissora Alianca de Energia Eletrica SA	2,900	17,624
Total Electric Utilities		359,811

See Notes to Financial Statements.

8	Legg Mason Emerging Markets Low Volatility High Dividend ETF 2018 Semi-Annual Report

Legg Mason Emerging Markets Low Volatility High Dividend ETF

Security		Shares	Value
Gas Utilities — 0.4%
Aygaz AS		1,086	$3,604
Petronas Gas Berhad		5,800	26,343
Total Gas Utilities			29,947
Independent Power and Renewable Electricity Producers — 3.3%
CGN Power Co., Ltd., Class H Shares		91,000	24,928
China Resources Power Holdings Co., Ltd.		24,000	46,235
Electricity Generating PCL		2,200	15,545	(a)
Enel Generacion Chile SA		35,472	28,193
Engie Brasil Energia SA		2,524	26,651
Glow Energy PCL		3,400	9,292
Hub Power Co., Ltd.		11,000	9,803
Kot Addu Power Co., Ltd.		9,000	4,665
NTPC Ltd.		21,809	56,238
SPCG PCL		5,600	3,744	(a)
Total Independent Power and Renewable Electricity Producers			225,294
Multi-Utilities — 0.2%
YTL Corp. Berhad		27,800	10,274
YTL Power International Berhad		18,072	4,237
Total Multi-Utilities			14,511
Water Utilities — 0.3%
Aguas Andinas SA, Class A Shares		20,417	13,581
TTW PCL		13,200	5,186	(a)
Total Water Utilities			18,767
Total Utilities			648,330
Total Common Stocks (Cost — $6,109,706)			6,615,054
Preferred Stocks — 1.0%
Telecommunication Services — 1.0%
Diversified Telecommunication Services — 1.0%
Telefonica Brasil SA (Cost — $79,064)		4,900	68,733
Total Investments before Short-Term Investments (Cost — $6,188,770)			6,683,787

	Rate
Short-Term Investments — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $5,256)	1.648%	5,256	5,256
Total Investments — 97.8% (Cost — $6,194,026)			6,689,043
Other Assets in Excess of Liabilities — 2.2%			148,102
Total Net Assets — 100.0%			$6,837,145

See Notes to Financial Statements.

Legg Mason Emerging Markets Low Volatility High Dividend ETF 2018 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

April 30, 2018

Legg Mason Emerging Markets Low Volatility High Dividend ETF

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
GDR	— Global Depositary Receipts
PJSC	— Private Joint Stock Company

At April 30, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	297,733	BRL	993,431	Bank of New York	5/8/18	$14,311
USD	162,129	CLP	97,844,726	Bank of New York	5/8/18	2,608
USD	12,469	EUR	10,177	Bank of New York	5/8/18	175
USD	270,710	INR	17,648,937	Bank of New York	5/8/18	6,408
USD	769,409	KRW	816,881,105	Bank of New York	5/8/18	4,518
USD	229,809	MXN	4,176,314	Bank of New York	5/8/18	6,674
USD	9,368	PHP	488,434	Bank of New York	5/8/18	(69)
USD	80,434	QAR	293,144	Bank of New York	5/8/18	(77)
USD	395,239	RUB	22,888,317	Bank of New York	5/8/18	31,992
USD	21,968	TRY	89,612	Bank of New York	5/8/18	(52)
USD	1,010,585	TWD	29,357,507	Bank of New York	5/8/18	17,978
USD	99,374	ZAR	1,195,674	Bank of New York	5/8/18	3,517
USD	893,800	MYR	3,459,544	HSBC Bank USA, N.A.	5/8/18	12,219
USD	402,255	AED	1,477,775	UBS AG	5/8/18	(71)
USD	958,639	HKD	7,516,868	UBS AG	5/8/18	751
USD	750,265	THB	23,439,568	UBS AG	5/8/18	7,508
Total						$108,390

Abbreviations used in this table:
AED	— United Arab Emirates Dirham
BRL	— Brazilian Real
CLP	— Chilean Peso
EUR	— Euro
HKD	— Hong Kong Dollar
INR	— Indian Rupee
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PHP	— Philippine Peso
QAR	— Qatari Riyal
RUB	— Russian Ruble

See Notes to Financial Statements.

10	Legg Mason Emerging Markets Low Volatility High Dividend ETF 2018 Semi-Annual Report

Legg Mason Emerging Markets Low Volatility High Dividend ETF

Abbreviations used in this table (cont’d):
THB	— Thai Baht
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— United States Dollar
ZAR	— South African Rand

Summary of Investments by Country**
Taiwan	15.2%
China	15.1
Malaysia	13.5
South Korea	11.7
Thailand	11.3
Russia	8.5
United Arab Emirates	6.1
India	4.2
Brazil	4.1
Mexico	3.6
Chile	2.6
South Africa	1.5
Qatar	1.2
Pakistan	0.6
Turkey	0.3
Greece	0.2
Philippines	0.1
Hungary	0.1
Czech Republic	0.0 †
Short-Term Investments	0.1
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of April 30, 2018 and are subject to change.

†	Represents less than 0.1%.

See Notes to Financial Statements.

Legg Mason Emerging Markets Low Volatility High Dividend ETF 2018 Semi-Annual Report	11

Statement of assets and liabilities (unaudited)

April 30, 2018

Assets:
Investments, at value (Cost — $6,194,026)	$6,689,043
Foreign currency, at value (Cost — $36,184)	36,061
Unrealized appreciation on forward foreign currency contracts	108,659
Dividends and interest receivable	8,674
Total Assets	6,842,437

Liabilities:
Investment management fee payable	2,773
Accrued foreign capital gains tax	2,247
Unrealized depreciation on forward foreign currency contracts	269
Due to custodian	3
Total Liabilities	5,292
Total Net Assets	$6,837,145

Net Assets:
Par value (Note 5)	$2
Paid-in capital in excess of par value	6,372,780
Undistributed net investment income	14,323
Accumulated net realized loss on investments, forward foreign currency contracts and foreign currency transactions	(150,897)
Net unrealized appreciation on investments, forward foreign currency contracts and foreign currencies	600,937	†
Total Net Assets	$6,837,145

Shares Outstanding	240,000

Net Asset Value	$28.49

†	Net of accrued foreign capital gains tax of $2,247.

See Notes to Financial Statements.

12	Legg Mason Emerging Markets Low Volatility High Dividend ETF 2018 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2018

Investment Income:
Dividends	$83,222
Interest	163
Less: Foreign taxes withheld	(6,578)
Total Investment Income	76,807

Expenses:
Investment management fee (Note 2)	13,369
Total Expenses	13,369
Net Investment Income	63,438

Realized and Unrealized Gain (Loss) on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	78,188	[1]
Forward foreign currency contracts	(169,996)
Foreign currency transactions	(1,948)
Net Realized Loss	(93,756)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	135,857	‡
Forward foreign currency contracts	106,949
Foreign currencies	(147)
Change in Net Unrealized Appreciation (Depreciation)	242,659
Net Gain on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions	148,903
Increase in Net Assets From Operations	$212,341

[1]	Net of foreign capital gains tax of $231.

‡	Net of change in accrued foreign capital gains tax of $1,523.

See Notes to Financial Statements.

Legg Mason Emerging Markets Low Volatility High Dividend ETF 2018 Semi-Annual Report	13

Statements of changes in net assets

For the Six Months Ended April 30, 2018 (unaudited) and the Period Ended October 31, 2017	2018	2017†

Operations:
Net investment income	$63,438	$120,654
Net realized loss	(93,756)	(53,510)
Change in net unrealized appreciation (depreciation)	242,659	358,278
Increase in Net Assets From Operations	212,341	425,422

Distributions to Shareholders From (Note 1):
Net investment income	(60,400)	(113,000)
Decrease in Net Assets From Distributions to Shareholders	(60,400)	(113,000)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (120,000 and 120,000 shares issued, respectively)	3,375,423	2,997,359
Increase in Net Assets From Fund Share Transactions	3,375,423	2,997,359
Increase in Net Assets	3,527,364	3,309,781

Net Assets:
Beginning of period	3,309,781	—
End of period*	$6,837,145	$3,309,781
*Includes undistributed net investment income of:	$14,323	$11,285

†	For the period November 17, 2016 (inception date) to October 31, 2017.

See Notes to Financial Statements.

14	Legg Mason Emerging Markets Low Volatility High Dividend ETF 2018 Semi-Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
	2018[1,2]	2017[1,3]

Net asset value, beginning of period	$27.58	$24.94

Income from operations:
Net investment income	0.33	1.01
Net realized and unrealized gain	0.98	2.57
Total income from operations	1.31	3.58

Less distributions from:
Net investment income	(0.40)	(0.94)
Total distributions	(0.40)	(0.94)

Net asset value, end of period	$28.49	$27.58
Total return, at NAV[4]	4.78%	14.53%

Net assets, end of period (000s)	$6,837	$3,310

Ratios to average net assets:
Gross expenses[5]	0.50%	0.50%
Net expenses[5]	0.50	0.50
Net investment income[5]	2.37	3.93

Portfolio turnover rate[6]	23%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2018 (unaudited).

[3]	For the period November 17, 2016 (inception date) to October 31, 2017.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

Legg Mason Emerging Markets Low Volatility High Dividend ETF 2018 Semi-Annual Report	15

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Emerging Markets Low Volatility High Dividend ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities intended to track an index. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on the Cboe BZX Exchange, Inc. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units generally are issued and redeemed partially in-kind for a basket of securities and partially in cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The Fund seeks to track the investment results of the QS Emerging Markets Low Volatility High Dividend Hedged Index (the “Underlying Index”). The Underlying Index seeks to provide more stable income through investments in stocks of profitable companies in emerging markets outside of the United States with relatively high dividend yields or anticipated dividend yields and lower price and earnings volatility, while mitigating exposure to exchange-rate fluctuations between the U.S. dollar and currencies in which the component securities are denominated and is based on a proprietary methodology created and sponsored by QS Investors, LLC, the Fund’s subadviser.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

16	Legg Mason Emerging Markets Low Volatility High Dividend ETF 2018 Semi-Annual Report

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount

Legg Mason Emerging Markets Low Volatility High Dividend ETF 2018 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

18	Legg Mason Emerging Markets Low Volatility High Dividend ETF 2018 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$414,801	$6,673	—	$421,474
Consumer staples	500,047	36,414	—	536,461
Energy	411,317	89,006	—	500,323
Financials	1,499,280	52,777	—	1,552,057
Materials	980,076	80,114	—	1,060,190
Real estate	143,123	14,046	—	157,169
Telecommunication services	883,904	72,497	—	956,401
Utilities	623,855	24,475	—	648,330
Other common stocks	782,649	—	—	782,649
Preferred stocks	68,733	—	—	68,733
Total long-term investments	6,307,785	376,002	—	6,683,787
Short-term investments†	5,256	—	—	5,256
Total investments	$6,313,041	$376,002	—	$6,689,043
Other financial instruments:
Forward foreign currency contracts	—	108,659	—	108,659
Total	$6,313,041	$484,661	—	$6,797,702

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$269	—	$269

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Legg Mason Emerging Markets Low Volatility High Dividend ETF 2018 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks.

20	Legg Mason Emerging Markets Low Volatility High Dividend ETF 2018 Semi-Annual Report

The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Legg Mason Emerging Markets Low Volatility High Dividend ETF 2018 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

As of April 30, 2018, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $269. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of April 30, 2018, there were $2,247 of capital gains tax liabilities accrued on unrealized gains.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

22	Legg Mason Emerging Markets Low Volatility High Dividend ETF 2018 Semi-Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Investors, LLC (“QS”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. The Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement. LMPFA has agreed to pay all of the Fund’s organization and offering costs.

Under the investment management agreement and subject to the general supervision of the Fund’s Board of Trustees, LMPFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

As compensation for its subadvisory services, LMPFA pays QS monthly 90% of the management fee paid by the Fund to LMPFA, net of (i) all fees and expenses incurred by LMPFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. LMPFA pays Western Asset monthly a fee of 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers, if any, and reimbursements.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the distributor of Creation Units for the Fund on an agency basis.

The Fund’s Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, the Fund is authorized to pay service and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Fund, and there are no current plans to impose these fees.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason Emerging Markets Low Volatility High Dividend ETF 2018 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

3. Investments

During the six months ended April 30, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding in-kind transactions and short-term investments) were as follows:

Purchases	$3,630,350
Sales	1,226,289

During the six months ended April 30, 2018, in-kind transactions (see Note 5) were as follows:

Contributions	$775,115
Redemptions	—

The in-kind contributions and in-kind redemptions shown in this table may not agree with the Fund Share Transactions on the Statement of Changes in Net Assets. This table represents the accumulation of the Fund’s daily net shareholder transactions while the Statement of Changes in Net Assets reflects gross shareholder transactions including any cash component of the transactions.

At April 30, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$6,194,026	$603,744	$(108,727)	$495,017
Forward foreign currency contracts	—	108,659	(269)	108,390

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2018.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$108,659

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$269

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

24	Legg Mason Emerging Markets Low Volatility High Dividend ETF 2018 Semi-Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(169,996)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$106,949

During the six months ended April 30, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to sell)	$5,007,769

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of April 30, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Bank of New York	$88,181	$(198)	$87,983	—	$87,983
HSBC Bank USA, N.A.	12,219	—	12,219	—	12,219
UBS AG	8,259	(71)	8,188	—	8,188
Total	$108,659	$(269)	$108,390	—	$108,390

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Fund share transactions

At April 30, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Fund shares are issued and redeemed by the Fund only in Creation Units or Creation Unit aggregations, where 120,000 shares of the Fund constitute a Creation Unit. Such transactions are generally made partially on an in-kind basis and partially on a cash basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per share of the

Legg Mason Emerging Markets Low Volatility High Dividend ETF 2018 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

Fund on the transaction date. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

For the six months ended April 30, 2018 and for the period ended October 31, 2017, the variable fees amounted to $3,662 and $4,220, respectively, and are recorded to paid-in capital.

6. Deferred capital losses

As of April 30, 2018, the Fund had deferred capital losses of $50,968, which have no expiration date, that will be available to offset future taxable capital gains.

26	Legg Mason Emerging Markets Low Volatility High Dividend ETF 2018 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the initial approval for a two-year period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which QS Investors, LLC (“QS”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with QS, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the services to be provided by the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its prospective shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services to be provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services to be provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services to be rendered to the Fund by the Manager, including services specific to the Fund’s operation as an exchange-traded fund. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of other funds in the Legg Mason fund complex, and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services to be provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and

Legg Mason Emerging Markets Low Volatility High Dividend ETF	27

Board approval of management and subadvisory agreements (unaudited) (cont’d)

other developments, including maintaining and monitoring its own expanded compliance programs and the compliance program to be implemented for the Fund specific to the Fund’s operation as an exchange-traded fund. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team that would be primarily responsible for the day-to-day portfolio management of the Fund. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and the Sub-Advisers were committed to providing the resources necessary to assist the Fund’s portfolio managers in managing the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the arrangements for communication and processing of orders for creations and redemptions of Fund shares. In addition, management also reported to the Board on, among other things, its business plans regarding exchange-traded funds, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

Because the Manager and the Sub-Advisers were newly-appointed, the Trustees could not consider their investment performance in managing the Fund’s portfolio as a factor in evaluating the Agreements during the meeting. The Trustees discussed with representatives of the Manager the investment strategy to be employed by the Manager and the Sub-Advisers in the management of the Fund’s assets. The Trustees noted the reputation and experience of the Manager and the Sub-Advisers, as well as the respective portfolio managers’ experience. The Board determined that these factors also supported a decision to approve the Agreements.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services expected to be provided by the

28	Legg Mason Emerging Markets Low Volatility High Dividend ETF

Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers would not increase the fees and expenses to be incurred by the Fund. The Board also noted that the Manager will pay all fund expenses, other than the Contractual Management Fee and certain other expenses, and will provide the Fund with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager will coordinate and oversee the provision of services to the Fund by other fund service providers, including the Sub-Advisers. Because of the Fund’s “unitary fee” structure, the Board recognized that the Fund’s fees and expenses will vary within a much smaller range and the Manager will bear the risk that Fund expenses may increase over time. On the other hand, the Board noted that it is possible that the Manager could earn a profit on the fees charged under the management agreement and would benefit from any price decreases in third-party services covered by the management agreement.

Management also discussed with the Board the Fund’s proposed distribution arrangements, including how the Fund’s distributor would market the Fund. Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee with those of a group of active and passive exchange-traded funds, including index-based exchange-traded funds that follow a smart beta strategy (i.e., the index is not strictly capitalization-based) and exchange-traded funds that do not have a “unitary fee” structure such as that for the Fund, which showed that the Fund’s Contractual Management Fee was competitive with the management fees paid by such other funds.

Manager profitability

Because the Manager and the Sub-Advisers were newly-appointed, the Trustees could not consider the profitability of the Manager and its affiliates in providing services to the Fund as a factor in evaluating the Agreements during the meeting.

Economies of scale

The Board discussed any economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that the Fund’s management agreement did not provide for any breakpoints in the Fund’s Contractual Management Fee to the extent the assets of the Fund increase. The Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. The Board also noted that there are various ways to share potential economies of scale with Fund shareholders and that it appeared that the benefits of any economies of scale would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the Agreements.

Legg Mason Emerging Markets Low Volatility High Dividend ETF	29

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Other benefits to the manager

The Board considered other benefits expected to be received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the expected costs of providing investment management and other services to the Fund and the Manager’s commitment to the Fund, the other ancillary benefits that the Manager and its affiliates expect to receive were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

30	Legg Mason Emerging Markets Low Volatility High Dividend ETF

Legg Mason

Emerging Markets Low Volatility High Dividend ETF

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson
Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Emerging Markets Low Volatility High Dividend ETF

The Fund is a separate investment series of Legg Mason ETF Investment Trust, a Maryland statutory trust.

Legg Mason Emerging Markets Low Volatility High Dividend ETF

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/etf and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Emerging Markets Low Volatility High Dividend ETF. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

ETF Index Disclaimers

The MSCI Emerging Markets IMI Index (the “MSCI Index”) was used by QS Investors, LLC (“QS”), the Fund’s subadviser, as the reference universe for selection of the component securities included in the QS Emerging Markets Low Volatility High Dividend Hedged Index (the “Underlying Index”). MSCI Inc. does not in any way sponsor, support, promote or endorse the Underlying Index or Legg Mason Emerging Markets Low Volatility High Dividend ETF (the “Fund”). MSCI Inc. was not and is not involved in any way in the creation, calculation, maintenance or review of the Underlying Index. The MSCI Index was provided on an “as is” basis. MSCI Inc., its affiliates and any other person or entity involved in or related to compiling, computing or creating the MSCI Index (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose). Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the MSCI Index, the Underlying Index or the Fund.

The Fund is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Underlying Index and/or Underlying Index trade mark or the Underlying Index Price at any time or in any other respect. The Underlying Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Underlying Index is calculated correctly. Irrespective of its obligations towards the Fund, Solactive AG has no obligation to point out errors in the Underlying Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Underlying Index by Solactive AG nor the licensing of the Underlying Index or Underlying Index trade mark for the purpose of use in connection with the Fund constitutes a recommendation by Solactive AG to invest capital in this Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this Fund.

QS does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and QS shall not have any liability for any errors, omissions or interruptions therein. QS makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index, or any data included therein, either in connection with the Fund or for any other use. QS makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall QS have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

ETFF377669 6/18 SR18-3356

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 25, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	June 25, 2018